UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2009
                                                         -----------------


                              JACK IN THE BOX INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-9390                    95-2698708
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(State or other jurisdiction     (Commission File            (I.R.S. Employer
    of incorporation)                 Number)             Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                 92123
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(Address of principal executive offices)                        (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) On November 12, 2009, Anne B. Gust informed the Company that she would not stand for re-election to the Company's board of directors due to outside commitments requiring increasing amounts of her time. She did not cite any disagreement on any matter relating to the Company's operations, policies, practices, or other matters. During 2009 Ms. Gust chaired the Nominating and Governance Committee and served on the Compensation Committee. Ms. Gust will serve as a director until February 10, 2010, the date of the Company's annual meeting of shareholders, at which time the size of the board will be reduced to seven directors.


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.
                                          By:      JERRY P. REBEL
                                                   ----------------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: November 13, 2009


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